UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2006

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32185	36-3953261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 28, 2006, Inland Real Estate Corporation (the “Company”) or its wholly-owned subsidiary, Inland Commercial Property Management, Inc. (“ICPM”), entered into employment agreements with four executive officers, Brett A. Brown, D. Scott Carr, William W. Anderson and Kristi A. Rankin. Copies of these employment agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated in their entirety in this Item 1.01 disclosure by reference. The following brief descriptions of the material terms and conditions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3 and 10.4 hereto.

Brett A. Brown. Under the terms of an employment agreement between the Company and Mr. Brown, chief financial officer and vice president of the Company, the Company has agreed to pay Mr. Brown a base salary of $225,000 per year. Mr. Brown also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in the Company’s funds from operations, or FFO, compares to its peer group’s FFO growth and in part on the recommendation of the Company’s chief executive officer to, and approval by, the compensation committee of the Company’s board of directors. A third part of this bonus depends on whether Mr. Brown achieves a personal goal with respect to his performance, as agreed by Mr. Brown and the Company’s chief executive officer. For example, if the Company’s FFO growth is greater than 130% of its peer group’s FFO growth, Mr. Brown will be entitled to a cash bonus equal to at least fifteen percent (15%) of his base salary. The Company’s chief executive officer may recommend an additional cash bonus in an amount up to seven and one-half percent (7.5%) of Mr. Brown’s base salary, and Mr. Brown may receive another bonus in an amount up to seven and one-half percent (7.5%) of his base salary if he achieves his personal performance goal.

In addition, so long as Mr. Brown is employed by the Company, he may earn additional compensation payable in shares of the Company’s restricted stock, based again on the relative growth in the Company’s FFO compared to the FFO growth of its peer group. Mr. Brown may receive the number of shares of restricted stock equal to thirty percent (30%) of his annual salary divided by the average of the high and low trading price of the Company’s shares on the date of grant. As in the case of the bonus compensation, a portion of this restricted stock bonus is issuable at the discretion of the Company’s chief executive officer and another portion is dependent upon Mr. Brown achieving his personal performance goal. Mr. Brown additionally may earn an annual stock option award to purchase shares of the Company’s common stock. If the Company achieves a threshold level of growth in FFO, Mr. Brown may purchase the number of shares equal to five percent (5%) of his salary divided by the closing price per share on the day immediately preceding the date of grant. Any shares or options issued to Mr. Brown are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares or options will vest on each anniversary of the date of issuance. If Mr. Brown is terminated for “cause” as defined in the employment agreement, if he voluntarily terminates his employment or if his employment agreement is not renewed, he is required to forfeit all unvested shares. Unless forfeited, Mr. Brown may vote all restricted shares and receive distributions on all restricted shares including those which have not vested.

If the employment agreement and Mr. Brown’s employment are terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses and any vested benefits in an amount equal to a prorated portion of any incentive compensation Mr. Brown received for the year prior to termination. In addition, all unvested shares of stock issued to him as compensation under the employment agreement immediately will vest and no longer be subject to forfeiture. If Mr. Brown’s employment is terminated without cause or by him for “good reason” as defined in the employment agreement, in addition to the compensation set forth above, he will also be entitled to an amount equal to 1.0 times the sum of (1) his base salary, plus (2) an amount equal to the incentive compensation that Mr. Brown received for the year prior to termination; provided, however, if the termination occurs within one year of a “change of control” as defined in the employment agreement, then Mr. Brown will instead be entitled to an amount equal to 1.5 times the sum of (A) his base salary, plus (B) an amount equal to the incentive compensation that Mr. Brown received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

During the term of the employment agreement and for a period of one year following the termination thereof, Mr. Brown has agreed to certain non-compete and non-solicitation provisions.

D. Scott Carr. Under the terms of an employment agreement between ICPM and Mr. Carr, president of ICPM, ICPM has agreed to pay Mr. Carr a base salary of $225,000 per year. Mr. Carr also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in the Company’s FFO compares to its peer group’s FFO growth and in part on the recommendation of the Company’s chief executive officer to, and approval by, the compensation committee of the Company’s board of directors. A third part of this bonus depends on whether Mr. Carr achieves a personal goal with respect to his performance, as agreed by Mr. Carr and the Company’s chief executive officer. For example, if the Company’s FFO growth is greater than 130% of its peer group’s FFO growth, Mr. Carr will be entitled to a cash bonus equal to at least fifteen percent (15%) of his base salary. The Company’s chief executive officer may recommend an additional cash bonus in an amount up to seven and one-half percent (7.5%) of Mr. Carr’s base salary, and Mr. Carr may receive another bonus in an amount up to seven and one-half percent (7.5%) of his base salary if he achieves his personal performance goal.

In addition, so long as Mr. Carr is employed by ICPM, he may earn additional compensation payable in shares of the Company’s restricted stock, based again on the relative growth in the Company’s FFO compared to the FFO growth of its peer group. Mr. Carr may receive the number of shares of restricted stock equal to thirty percent (30%) of his annual salary divided by the average of the high and low trading price of the Company’s shares on the date of grant. As in the case of the bonus compensation, a portion of this restricted stock bonus is issuable at the discretion of the Company’s chief executive officer and another portion is dependent upon Mr. Carr achieving his personal performance goal. Mr. Carr additionally may earn an annual stock option award to purchase shares of the Company’s common stock. If the Company achieves a threshold level of growth in FFO, Mr. Carr may purchase the number of shares equal to five percent (5%) of his salary divided by the closing price per share on the day immediately preceding the date of grant. Any shares or options issued to Mr. Carr are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares or options will vest on each anniversary of the date of issuance. If Mr. Carr is terminated for “cause” as defined in the employment agreement, if he voluntarily terminates his employment or if his employment agreement is not renewed, he is required to forfeit all unvested shares. Unless forfeited, Mr. Carr may vote all restricted shares and receive distributions on all restricted shares including those which have not vested.

If the employment agreement and Mr. Carr’s employment are terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses and any vested benefits in an amount equal to a prorated portion of any incentive compensation Mr. Carr received for the year prior to termination. In addition, all unvested shares of stock issued to him as compensation under the employment agreement immediately will vest and no longer be subject to forfeiture. If Mr. Carr’s employment is terminated without cause or by him for “good reason” as defined in the employment agreement, in addition to the compensation set forth above, he will also be entitled to an amount equal to 1.0 times the sum of (1) his base salary, plus (2) an amount equal to the incentive compensation that Mr. Carr received for the year prior to termination; provided, however, if the termination occurs within one year of a “change of control” as defined in the employment agreement, then Mr. Carr will instead be entitled to an amount equal to 1.5 times the sum of (A) his base salary, plus (B) an amount equal to the incentive compensation that Mr. Carr received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

During the term of the employment agreement and for a period of one year following the termination thereof, Mr. Carr has agreed to certain non-compete and non-solicitation provisions.

William W. Anderson. Under the terms of an employment agreement between the Company and Mr. Anderson, vice president - acquisitions and sales of the Company, the Company has agreed to pay Mr. Anderson a base salary of $200,000 per year. Mr. Anderson also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in the Company’s FFO compares to its peer group’s FFO growth and in part on the recommendation of the Company’s chief executive officer to, and approval by, the compensation committee of the Company’s board of directors. A third part of this bonus depends on whether Mr. Anderson achieves a personal goal with respect to his performance, as agreed by Mr. Anderson and the Company’s chief executive officer. For example, if the Company’s FFO growth is greater than 130% of its peer group’s FFO growth, Mr. Anderson will be entitled to a cash bonus equal to at least fifteen percent (15%) of his base salary. The Company’s chief executive officer may recommend an additional cash bonus in an amount up to seven and one-half percent (7.5%) of Mr. Anderson’s base salary, and Mr. Anderson may receive another bonus in an amount up to seven and one-half percent (7.5%) of his base salary if he achieves his personal performance goal.

In addition, so long as Mr. Anderson is employed by the Company, he may earn additional compensation payable in shares of the Company’s restricted stock, based again on the relative growth in the Company’s FFO compared to the FFO growth of its peer group. Mr. Anderson may receive the number of shares of restricted stock equal to thirty percent (30%) of his annual salary divided by the average of the high and low trading price of the Company’s shares on the date of grant. As in the case of the bonus compensation, a portion of this restricted stock bonus is issuable at the discretion of the Company’s chief executive officer and another portion is dependent upon Mr. Anderson achieving his personal performance goal. Mr. Anderson additionally may earn an annual stock option award to purchase shares of the Company’s common stock. If the Company achieves a threshold level of growth in FFO, Mr. Anderson may purchase the number of shares equal to five percent (5%) of his salary divided by the closing price per share on the day immediately preceding the date of grant. Any shares or options issued to Mr. Anderson are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares or options will vest on each anniversary of the date of issuance. If Mr. Anderson is terminated for “cause” as defined in the employment agreement, if he voluntarily terminates his employment or if his employment agreement is not renewed, he is required to forfeit all unvested shares. Unless forfeited, Mr. Anderson may vote all restricted shares and receive distributions on all restricted shares including those which have not vested.

If the employment agreement and Mr. Anderson’s employment are terminated due to his death or disability, he (or his estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses and any vested benefits in an amount equal to a prorated portion of any incentive compensation Mr. Anderson received for the year prior to termination. In addition, all unvested shares of stock issued to him as compensation under the employment agreement immediately will vest and no longer be subject to forfeiture. If Mr. Anderson’s employment is terminated without cause or by him for “good reason” as defined in the employment agreement, in addition to the compensation set forth above, he will also be entitled to an amount equal to 2.0 times the sum of (1) his base salary, plus (2) an amount equal to the incentive compensation that Mr. Anderson received for the year prior to termination; provided, however, if the termination occurs within one year of a “change of control” as defined in the employment agreement, then Mr. Anderson will instead be entitled to an amount equal to 2.0 times the sum of (A) his base salary, plus (B) an amount equal to the incentive compensation that Mr. Anderson received for the year prior to termination, plus (C) the value of any shares of common stock issued to him as compensation under the employment agreement for the year prior to termination.

During the term of the employment agreement and for a period of one year following the termination thereof, Mr. Anderson has agreed to certain non-compete and non-solicitation provisions.

Kristi A. Rankin. Under the terms of an employment agreement between ICPM and Ms. Rankin, senior vice president of ICPM, ICPM has agreed to pay Ms. Rankin a base salary of $175,000 per year. Ms. Rankin also may earn a cash bonus. The amount of the cash bonus depends in part on how the growth in the Company’s FFO compares to its peer group’s FFO growth and in part on the recommendation of the Company’s chief executive officer to, and approval by, the compensation committee of the Company’s board of directors. A third part of this bonus depends on whether Ms. Rankin achieves a personal goal with respect to her performance, as agreed by Ms. Rankin and the Company’s chief executive officer. For example, if the Company’s FFO growth is greater than 130% of its peer group’s FFO growth, Ms. Rankin will be entitled to a cash bonus equal to at least fifteen percent (15%) of her base salary. The

Company’s chief executive officer may recommend an additional cash bonus in an amount up to seven and one-half percent (7.5%) of Ms. Rankin’s base salary, and Ms. Rankin may receive another bonus in an amount up to seven and one-half percent (7.5%) of her base salary if she achieves her personal performance goal.

In addition, so long as Ms. Rankin is employed by ICPM, she may earn additional compensation payable in shares of the Company’s restricted stock, based again on the relative growth in the Company’s FFO compared to the FFO growth of its peer group. Ms. Rankin may receive the number of shares of restricted stock equal to thirty percent (30%) of her annual salary divided by the average of the high and low trading price of the Company’s shares on the date of grant. As in the case of the bonus compensation, a portion of this restricted stock bonus is issuable at the discretion of the Company’s chief executive officer and another portion is dependent upon Ms. Rankin achieving her personal performance goal. Ms. Rankin additionally may earn an annual stock option award to purchase shares of the Company’s common stock. If the Company achieves a threshold level of growth in FFO, Ms. Rankin may purchase the number of shares equal to five percent (5%) of her salary divided by the closing price per share on the day immediately preceding the date of grant. Any shares or options issued to Ms. Rankin are, and will be, subject to vesting requirements. Twenty percent (20%) of the shares or options will vest on each anniversary of the date of issuance. If Ms. Rankin is terminated for “cause” as defined in the employment agreement, if she voluntarily terminates her employment or if her employment agreement is not renewed, she is required to forfeit all unvested shares. Unless forfeited, Ms. Rankin may vote all restricted shares and receive distributions on all restricted shares including those which have not vested.

If the employment agreement and Ms. Rankin’s employment are terminated due to her death or disability, she (or her estate or beneficiaries) will be entitled to be paid any accrued but unpaid base salary, compensation for unused vacation days accrued as of the termination date, unreimbursed business expenses and any vested benefits in an amount equal to a prorated portion of any incentive compensation Ms. Rankin received for the year prior to termination. In addition, all unvested shares of stock issued to her as compensation under the employment agreement immediately will vest and no longer be subject to forfeiture. If Ms. Rankin’s employment is terminated without cause or by her for “good reason” as defined in the employment agreement, in addition to the compensation set forth above, she will also be entitled to an amount equal to 1.0 times the sum of (1) her base salary, plus (2) an amount equal to the incentive compensation that Ms. Rankin received for the year prior to termination; provided, however, if the termination occurs within one year of a “change of control” as defined in the employment agreement, then Ms. Rankin will instead be entitled to an amount equal to 1.5 times the sum of (A) her base salary, plus (B) an amount equal to the incentive compensation that Ms. Rankin received for the year prior to termination, plus (C) the value of any shares of common stock issued to her as compensation under the employment agreement for the year prior to termination.

During the term of the employment agreement and for a period of one year following the termination thereof, Ms. Rankin has agreed to certain non-compete and non-solicitation provisions.

Item 9.01. Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

Date: May 4, 2006	By:	/s/ MARK E. ZALATORIS
	Name:	Mark E. Zalatoris
	Title:	Executive Vice President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2006.

10.2	Employment Agreement between Inland Commercial Property Management, Inc. and D. Scott Carr, effective as of January 1, 2006.

10.3	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2006.

10.4	Employment Agreement between Inland Commercial Property Management, Inc. and Kristi A. Rankin, effective as of January 1, 2006.